                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 24, 2002


                              McKESSON CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                        1-13252                94-3207296
- ----------------------------    ------------------------    --------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
        of incorporation)                                   Identification  No.)


McKesson Plaza
One Post Street
San Francisco, CA                                                 94104
- ----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)



                                 (415) 983-8300
               --------------------------------------------------
               Registrant's telephone number, including area code

Item 5. Other Events

        McKesson Corporation is issuing and selling $400 million aggregate principal amount of 7 3/4% Notes due 2012 pursuant to its Registration Statement on Form S-3 filed with the Securities and Exchange Commission on April 24, 1998 (File Nos. 333-50985, 333-50985-01, 333-50985-02 and 333-50985-03), as
supplemented by a Prospectus Supplement thereto dated January 24, 2002. The closing of the sale is scheduled to occur on January 29, 2002.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

         1.1     Underwriting Agreement, dated as of January 24, 2002, by and among McKesson
                 Corporation and J.P. Morgan Securities Inc. and Banc of America Securities LLC (as
                 Representatives of the several Underwriters listed on Schedule II thereto).

         4.1     Form of Indenture between McKesson Corporation and The Bank of New York, as
                 Trustee.

         4.2     Form of 7 3/4% Note due 2012.

         25.1    Form T-1 - Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of
                 New York, as trustee under the Indenture (Debt Securities).*

*Incorporated by reference as filed with Securities and Exchange Commission on November 8, 2001.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            McKESSON CORPORATION



Date: January 28, 2002                      By: /s/ Willaim R. Graber
                                               ---------------------------------
                                              Name: William R. Graber
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.      Description
- -----------      -----------
1.1              Underwriting Agreement, dated as of January 24, 2002, by and among McKesson
                 Corporation and J.P. Morgan Securities Inc. and Banc of America Securities LLC (as
                 Representatives of the several Underwriters listed on Schedule II thereto).

4.1              Form of Indenture between McKesson Corporation and The Bank of New York, as
                 Trustee.

4.2              Form of 7 3/4% Note due 2012.

25.1             Form T-1 - Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York, as trustee under the Indenture (Debt Securities).*


*Incorporated by reference as filed with Securities and Exchange Commission on November 8, 2001.